EXHIBIT 99.1

Equipos de Control Electrico, S.A.

Audit report and annual accounts
as at 31 December 1998 and Directors' Report for the period ended 31 December 1998


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EQUIPOS DE CONTROL ELECTRICO, S.A.

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                               AUDIT REPORT OF THE

                                 ANNUAL ACCOUNTS

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                                 ANNUAL ACCOUNTS
                               AT 31 DECEMBER 1998

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EQUIPOS DE CONTROL ELECTRICO, S.A.

BALANCE SHEETS AS AT 31 DECEMBER AND AS AT 31 JANUARY 1998
(Expressed in thousands of Pesetas -- PThs)

ASSETS                                                           1998          1997
------
A)      UNCALLED SHARE CAPITAL (Note 11)                      213,500       350,000
                                                            -----------   -------------
B)      FIXED ASSETS                                          246,183       259,826
                                                            -----------   -------------

        II.  Intangible assets (Note 5)                        69,644        74,288
                                                            -----------   -------------
             1.   Research and development expenses            98,737        98,737
             2.   Concessions, patents, licenses,               3,096         3,096
                  trademarks, similar
             5.   Computer applications                        23,293        19,003

             7.   Lease premiums                                7,408            --
             8.   Amortization                                (62,890)      (46,548)

        III. Tangible fixed assets (Note 6)                   170,279       183,753
                                                            -----------   -------------
             2.   Technical installations and                 271,434       269,034
                  machinery
             3.   Other installations, equipment and
                  furniture                                   110,094       106,406

             5.   Other property, plant and equipment           9,034         9,034
             7.   Depreciation                               (220,283)     (200,721)


        IV.  Investments (Note 7)                               6,260         1,785
                                                            -----------   -------------
             5.   Long-term securities portfolio                  450           175
             7.   Long term deposits and guarantees             5,810         1,610


C)      DEFERRED EXPENSE (Note 8)                                 665            --
                                                            -----------   -------------


D)      CURRENT ASSETS                                        913,531       605,986
                                                            -----------   -------------
        II.  Inventories                                      256,184       236,065
                                                            -----------   -------------
             2.   Raw materials and supplies                   91,524        90,245
             3.   Work in progress and semi-finished          173,741        61,246
                  products
             4.   Finished goods                                   --        94,842
             6.   Prepayments                                   1,382           195

             7.   Provisions                                  (10,463)      (10,463)

        III. Accounts receivable                              654,069       323,089
                                                            -----------   -------------
             1.   Customer's accounts for sales and
                  services (Note 9)                           128,589       291,655
             2.   Group companies receivable (Note 10)        499,347            --
             4.   Other debtors                                10,158        32,253
             5.   Personnel                                    15,977           313
             6.   Public entities (Note 11)                     1,324           194
             7.   Provisions (Note 9)                          (1,326)       (1,326)

        VI.  Cash and banks                                       451        45,819
                                                            -----------   -------------
        VII. Prepayments and accrued income                     2,827         1,013
                                                            -----------   -------------
                                                            -----------   -------------
TOTAL GENERAL                                  PTHS           955,361     1,215,812
                                                            ===========   =============

LIABILITIES                                          1998           1997
-----------
A)    SHAREHOLDERS' EQUITY (Note 12)              421,736        324,081

      I.   Share capital                          350,000        350,000

      III. Revaluation reserve                     14,535         14,535

      V.   Previous years' results                (40,454)      (223,027)

           2.   Losses carried forward
                from prev. yrs.                    97,655        182,573

      VI.  Profit for the year                     97,655        182,573

D)    LONG TERM LIABILITIES                       498,969        548,091
                                                ------------   ------------
      II.  Bank loans (Note 13)                     5,799             --
                                                ------------   ------------
      IV.  Other creditors                        493,170        548,091
                                                ------------   ------------
           4.   Public entities (Note 11)         481,631        524,933

           2.   Other debts arising out of
                the temporary receivership         11,539         23,158

E)    SHORT TERM LIABILITIES                      453,174        343,640
                                                ------------   ------------
                                                       --          2,421

      II.  Debts with credit entities (Note 13)    33,301         35,168
                                                ------------   ------------
           1.   Loans and other debts              33,301         35,168

      IV.  Trade accounts payable                 327,400        185,769
                                                ------------   ------------
           2.   Debts for purchases and
                services received                 327,400        185,769

      V.   Other non-trade accounts payable        92,473        122,703
                                                ------------   ------------
           1.   Public entities (Note 11)          76,413        103,332
           4.   Accrued payroll payable            16,060         19,371
                                                -----------    -----------
GENERAL TOTAL                          PTHS     1,373,879      1,215,812
                                                ============   ============


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EQUIPOS DE CONTROL ELECTRICO, S.A.

NOTES TO THE ANNUAL ACCOUNTS FOR THE 11-MONTH PERIOD ENDED 31 DECEMBER 1998 (EXPRESSED IN THOUSANDS OF PESETAS - PTHS)

NOTE 1 - ACTIVITIES

Equipos de Control Electrico, S.A., (hereinafter the Company) was formed in 1959 under the name of Industrias de Deusto, S.A. Subsequently its name was changed to Fiammeta, S.A. and in 1995, the Company's General Shareholders Meeting held on 27 July approved the new name.

On 5 June 1998, the Extraordinary Meeting adopted a Resolution to change the Company's corporate object, thereby establishing its engineering, manufacture, marketing and sales intermediation of electromechanical equipment and turnkey plants, as well as technological and financial consulting relating to the development of projects.

The Company's registered office is located in Madrid and its administrative office in Bilbao. The Company recommenced activities in February 1996, after being dormant for several years.

Approximately 77% of purchases are made from the group company Construcciones E1ectricas Consonni, S.A. (Notes 7 and 12.2).

NOTE 2 - BASES OF PRESENTATION OF THE ANNUAL ACCOUNTS

The annual accounts are obtained from the Company's books of account and have been prepared in accordance with the generally accepted accounting principles in Spain and included in the legislation in force. Although the annual accounts at December 31, 1998 are pending approval by the General Shareholders Meeting, the Company's Directors do not expect any changes as a result of such approval.

The amounts included in the balance sheet, the profit and loss account and these notes are expressed in thousand of pesetas - PThs.

On 5 June 1998, the Extraordinary Shareholders Meeting adopted a Resolution to change the Company's financial year, which will hereafter run from 1 January to 31 December. Therefore the amounts included in the accompanying profit and loss account at 31 December 1998 are not comparable to those at 31 January 1998 since the former covers a 12-month period and the latter an 11-month period.


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NOTE 3 - PROPOSED DISTRIBUTION OF PROFIT

The proposal which will be submitted to the General Meeting with respect to the distribution of profit is as follows:

AVAILABLE FOR DISTRIBUTION:

Profit for the year                                978
                                                   ===
DISTRIBUTION:

Legal reserve                                       98
Voluntary reserve                                  880
                                                   ---
                                             PThs  978
                                                   ===

NOTE 4 - VALUATION STANDARDS

The most significant accounting principles and practices used in the preparation of the annual accounts are described bellow:

a)       TANGIBLE FIXED ASSETS

         Tangible fixed assets are valued at acquisition cost less relevant financial expense and are depreciated over their estimated useful lives.

         The estimated useful lives used to depreciate tangible fixed assets are as follows:

         Buildings                                            33.33 years
         Plant and machinery                                   6.66 years
         Fixtures and fittings                                   10 years
         Computer equipment                                       4 years

         In 1998 no depreciation has been included under the heading Land and buildings as this heading consist of industrial premises not used in operations. In addition there is an appraisal of the value of this property which states that the market value of the land on which the building is located exceeds the book value recorded in this respect.

b)       INVENTORIES

         Work in progress is valued at production cost, which is the sum of the acquisition cost of raw materials and other consumables and costs which are directly attributable to production.


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         In circumstances in which the market or replacement value of inventories is less than those indicated in the above paragraph, including expenses yet to be incurred, value corrections are recorded and the relevant provisions for depreciation are made.

c)       BALANCES WITH GROUP COMPANIES AND ASSOCIATED UNDERTAKINGS

         For the purposes of presentation Group companies and associated undertakings are considered to be those which are not investee companies but which are directly or indirectly linked, through the same company or individual, to the shareholders of Equipos de Control E1ectrico, S.A. (Note 9).

d)       TRADE DEBTORS AND CREDITORS

         Short and long term trade debtors and creditors are recorded at nominal values.

         All value corrections necessary to make provision for doubtful debts are recorded in the accounts.

e)       CURRENT ASSET INVESTMENTS

         Current asset investments mainly relate to shares acquired on the stock market which are recorded at acquisition cost as at 31 December 1998.

f)       OTHER CREDITORS AND DEBTORS

         Other creditors, both long and short term, are recorded at the amount received.

         Other debtors, both short and long term, are recorded at repayment value.

g)       RECORDING TO INCOME AND EXPENSE. RECOGNITION OF PROFIT

         Income and expense are recorded according to an accruals principle, regardless of the moment at which the relevant payment is made or received and are recorded net of input or output value added tax.

         The Company markets products which are not recorded under inventories, because they do not enter into its warehouse and records the income and expense arising from the marketing of each product in the same period. At 31 December 1998, inventories reflected in the balance sheet relate to extraordinary orders which at that date were being assembled.


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h)       CORPORATE INCOME TAX

         The profit and loss account for each period records any relevant corporate income tax expense, the calculation of which includes the tax accrued during the year as well as any tax credits or deductions to which the Company is entitled.

         In accordance with the prudence principle, tax credits deriving from tax-loss carryforwards yet to be offset and other credits or deductions to which the Company is entitled are not recorded in the profit and loss account in the year they are generated, but rather they are used to lower the corporate income tax expense in the year they are applied.

i)       LONG TERM ASSETS AND LIABILITIES

         Long term assets and liabilities are those which fall due in more than one year.

NOTE 5 - TANGIBLE FIXED ASSETS

Movements in the balances included under this heading are as follows:

                                              BALANCE AT 31                               BALANCE AT 31
                                              JANUARY 1998         ADDITIONS              DECEMBER 1998
                                              ------------         ---------              -------------
GROSS

Buildings and other construction                  60,000                 --                   60,000
Plant and machinery                                   --                813                      813
Fixtures and fittings                              3,114              4,960                    8,074
                                                  ------              -----                   ------
                                                  63,114              5,773                   68,887
                                                  ------              -----                   ------

ACCUMULATED DEPRECIATION

Buildings and other construction                    (510)                --                     (510)
Plant and machinery                                   --                (57)                     (57)
Fixtures and fittings                               (660)              (853)                  (1,513)
                                                  ------              -----                   ------
                                                  (1,170)              (910)                  (2,080)
                                                  ------              -----                   ------
NET                                          PThs 61,944                                      66,807
---                                               ======                                      ======

The heading buildings and other construction (PThs 60,000) records the adjudication of industrial premises at public auction at this price. These premises were not used in production as at 31 December 1998, and the Company intends to sell it without incurring a loss. In addition,


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these premises are subject to mortgages with the same privilege in favor of the
Social Security authorities totaling PThs 309,748 and to the Vizcaya Local authorities for a maximum amount of PThs 347,444 as a guarantee for the amounts owed by the Construcciones Electromecanicas Consonni, S.A. group company (Notes 4.c) and 9) to these authorities.

The Company's policy is to contract all insurance policies it deems necessary to protect tangible fixed assets from all possible risks.

NOTE 6 - ACCOUNTS RECEIVABLE

6.1 Customers' accounts for sales and services rendered at 31 December 1998 are as follows:

         Trade debtors                                                 412,268
         Discounted bills yet to fall due (Note 10)                    101,314
                                                                       -------
                                                                PThs   513,582

6.2 Movements during the 11-month period ended 31 December 1998 in the provision for bad debts are as follows:

         Balance at 31 January 1998                                     42,483
         Transfers                                                         300
         Recoveries in 1998                                             (7,974)
         Application of the provision for doubtful debts               (34,509)
                                                                       -------
         Balance at 31 December 1998                            PThs       300
                                                                       ========

NOTE 7 - BALANCES WITH GROUP AND ASSOCIATED COMPANIES

The balances with group and associated companies at 31 December 1998 are described below:

                                                     DEBTOR       CREDITOR
                                                   BALANCES       BALANCES
                                                   --------       --------
Consonni USA Inc. (Note 9):
- Prepayments on account                              3,750             --
- Invoices yet to be received                            --          5,000

Construcciones Electricas Consonni, S.A.
- Invoices yet to be paid                                --        349,511
- Invoices yet to be received                            --        149,836
                                                      -----        -------
                                                PThs  3,750        504,347
                                                      =====        =======

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NOTE 8 - PUBLIC ENTITIES

The breakdown of taxes payable and receivable at 31 December 1998 is as follows:

                                               DEBTOR             CREDITOR
                                             BALANCES             BALANCES
                                             --------             --------
Taxes:

- VAT                                          66,850                   --
- Personal income tax withholdings                 --                1,817
- Corporate income tax (Note 11.2)                 --                  285
Social Security                                    --                  591
                                               ------                -----
                                         PThs  66,850                2,693
                                               ======                =====

NOTE 9 - SHAREHOLDERS' EQUITY

9.1 Amounts and movements recorded under capital and reserves during the year ended 31 January 1998 are as follows:

                                                       DISTRIBUTION        SHARE
                                  BALANCE AT             OF 1997           CAPITAL          1998         BALANCE AT
                                   31.01.98              PROFITS          INCREASE        PROFITS         31.12.98
                                   --------                               --------        -------         --------
Share capital                       14,000                    --            86,000            --           100,000
Legal reserve                           --                 4,647                --            --             4,647
Losses from
   previous years                     (937)                  937                --            --                --
Profit/(loss) for the
  year                               5,584                (5,584)               --           978               978
                                    ------                ------            ------           ---           -------
                               PThs 18,647                    --            86,000           978           105,625
                                    ======                ======            ======           ===           =======

9.2 On 5 June 1998, the Extraordinary Shareholders Meeting adopted a Resolution to increase share capital by PThs 86,000 through the issue of 86,000 new registered shares with a par value of Ptas 1,000 each, fully subscribed and 25% was paid in 25%. The remaining amount PThs 64,500 will be paid in cash within five years.

         At the date these annual, accounts were drawn up the deed relating to this increase was being entered into the Mercantile Registry.

9.3 At 31 December 1998, share capital was represented by 100,000 registered shares with a par value of Ptas 1,000 each, of which the first 14,000 shares were fully paid and 25% of

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         the remaining 86,000 shares had been paid in. At 31 December 1998 shareholders were as follows:

                                                 AMOUNT           INTEREST
Consonni USA Inc.                                86,000              86%
Other individual shareholders                    14,000              14%
                                                -------             ----
                                          PThs  100,000             100%
                                                =======             ====

9.4 The legal reserve is not freely distributable and may only be used to offset losses, in which case it must be replenished by future profits.

NOTE 10 - BANK LOANS

At 31 December 1998 this heading breaks down as follows:

Loan granted by Banco Exterior de Espana                    76,726
Discounted bills (Note 6)                                  101,314
                                                           -------
                                                    PThs   178,040
                                                           =======

The loan granted by Banco Exterior de Espana, (PThs 76,726), relates to payments made in respect of invoices yet to fall due as at 31 December 1998. They fall due in 1999 and the relevant amount accrues interest at 8% per year.

NOTE 11 -TAX SITUATION

11.1 The Company is open to inspection for all taxes corresponding to the non-prescribed years.

11.2 The reconciliation of the difference between book and reported profits for corporate income tax purposes at 31 December 1998 is as follows:

         Book profit before taxes                           1,263
         Application of tax-loss carryforwards               (157)
         Permanent differences                               (292)
                                                            -----
         Taxable income                             PThs      814
                                                            =====

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         Tax payable totaling PThs 285 (Note 8), arises from the application of the 35% tax rate to taxable income totaling PThs 814.

NOTE 12 - INCOME AND EXPENSE

12.1 The distribution of sales resulting from the Company's ordinary activity during the 11-month period ended 31 December 1998 is described below:

         Domestic sales                                           1,067,698
         Exports                                                    188,506
                                                                  ---------
                                                           PThs   1,256,204
                                                                  =========

12.2 The transactions carried out in 1998 with group companies and associated undertakings are as follows:

                                                                       PTHS
                                                                       ----
         Raw materials and consumables                            1,197,350
         External services                                            5,000
         Financial income                                           (12,534)

12.3 During the 11-month period ended 31 December 1998 the Company employed 4 persons. The distribution of employees by category during the year is described below:

         University graduates                                             2
         Administrative clerks                                            2
                                                                          -
                                                                          4
                                                                          =

NOTE 13 -  GUARANTEE COMMITMENTS WITH THIRD PARTIES AND OTHER
           CONTINGENT LIABILITIES

At 31 December 1998, the Company had presented guarantees instrumented through financial institutions to third parties totaling PThs 117,334, as deposits to cover obligations deriving from compliance with contracts concluded with these third parties.

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NOTE 14 - OTHER INFORMATION

14.1 During the 11-month period ended 31 December 1998 the Directors of the Company received gross remuneration totaling PThs 4,318. In addition they received PThs 600 for per travel allowances.

14.2 The Company's computer systems will not be significantly affected by the year 2000 issue or the introduction of the Euro. Consequently, the Company has not incurred any expense during the year in this respect or will there be any significant additional expenses in the future for relating to these matters.

NOTE 15 - STATEMENT OF SOURCE AND APPLICATION OF FUNDS FOR THE 11-MONTH PERIOD ENDED 31 DECEMBER 1998 AND THE YEAR ENDED 31 JANUARY 1998

APPLICATIONS                      31.12.98        31.01.98      SOURCES                       31.12.98       31.01.98

3.  Purchases of fixed assets                                   1.  Funds generated from         1,888          6,940
    b) Tangible fixed assets         5,773          60,092           operations
    c) Investments                      --              43
                                  --------        --------
        c.3) Other investments          --             743      2.  Shareholders' contribu-
                                                                     tions                      21,500             --
                                                                     a) Capital increases       21,500             --
                                                                                                ------       --------
7.  Repayment of long-term
     financing                       2,421              --      7.  Repayment of long-term
                                                                     debts                       2,421             --
                                  --------        --------                                      ------       --------
Total applications          PThs     8,194          60,835      Total sources              PThs 25,809          6,940
                                  ========        ========                                      ======       ========
EXCESS OF SOURCES OVER                                          EXCESS OF APPLICATIONS
APPLICATION OF FUNDS                                            OVER SOURCES OF FUNDS
(INCREASE IN WORKING                                            (REDUCTION OF WORKING
CAPITAL)                    PThs    17,615                      CAPITAL)                   PThs                53,895
                                  ========                                                                   ========

CHANGES IN WORKING CAPITAL                                         31.12.98                                  31.01.98
                                               ---------------------------------    ----------------------------------
                                                 INCREASES         DECREASES          INCREASES             DECREASES
                                                 ---------         ---------          ---------             ---------
2.  Inventories                                   220,053                --                 --                299,398
3.  Debtors                                            --            10,061            356,828                     --
4.  Creditors                                          --           154,274                 --                139,789
5.  Current asset investments                       2,275                --              2,500                     --
6.  Cash and bank                                      --            40,378             25,964                     --
                                                  -------           -------            -------                -------
Total                                             222,328           204,713            385,292                439,187
                                                  -------           -------            -------                -------
VARIATION IN WORKING CAPITAL
INCREASE/DECREASE                           Pthas  17,615                                                      53,895
                                                  =======                                                     =======

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Sources of funds from operations break down as follows:

                                                         31.12.98      31.01.98

Profit/(loss) for the year                                    978         5,584
Tangible fixed asset depreciation                             910         1,356
                                                         --------      --------
Sources from operations                            PThs     1,888         6,940
                                                         ========      ========

                                    ********

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  ----------------------------------------------------------------------------

                                DIRECTORS' REPORT

                                    FOR 1998

  ----------------------------------------------------------------------------

                             1998 DIRECTORS' REPORT

This financial year closed on December 31, had a duration, therefore, of eleven months, following the change in the Company's Articles of Association relating to this issue. The company has thereby adapted itself to the year-end close of the new majority shareholders.

It should be noted that, during this financial year, the Company decided to increase its share capital by 86 million pesetas (eighty six million pesetas), to reach a figure of 100 million (one hundred million pesetas), for the purpose of promoting the business activities and improving our presence in markets where traditionally we have not enjoyed a significant degree of penetration, which should result in a sustained growth in sales for the coming years.

Orders have been maintained at the same levels as last year in spite of the reduction in sales motivated, mainly, by the one month less in the year.

It is important to emphasize that, besides the stabilization of the Company in the domestic market, particularly in the petrochemical sector, the business initiatives in neighboring countries have intensified, which have permitted us to gain important contracts with Lurgi Metallurgie, as well as strengthen the collaboration with important multinational companies such as ABB in Switzerland, SIEMENS in Germany and CEGELEC in France, which, without doubt, will result in the obtention of contracts during the next year for the plants that the aforementioned companies are installing using the "turnkey" method.

The electricity sector will gain increased importance in the future, particularly in the electricity generation market, where the main national companies (ENDESA, IBERDROLA, etc.) anticipate building several combined cycle power stations, which will provoke a greater demand within this sector for electromechanical equipment.

Finally, taking advantage of our majority shareholder's knowledge of the south American market, we intend to explore the possibilities in this area, especially in the electrical sector and in water treatment where we do not rule out strategic collaboration with major companies from this sector.

In view of the above, we are facing a year in which our positioning in the electrical sector will be fundamental, and mainly in export markets, in order to reach the growth objectives we have established.

                                    *********

            PREPARATION OF THE ANNUAL ACCOUNTS AND DIRECTORS' REPORT

The Board of Directors of Equipos de Control E1ectrico, S.A., on March 9, 1999, and in compliance with the provisions of Articles 34 and 35 of the Commerce Code and Article 171 of

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the Spanish Companies Act, has prepared the annual accounts and Directors'
report for the year 1 January 1998 to 31 December 1998.

SIGNATORIES

Mr. Pedro Pablo Errazuriz Ossa                 /s/ PEDRO PABLO ERRAZURIZ OSSA
(CHAIRMAN)                                     ---------------------------------

Mr. Gustavo Sarachaga Ruiz                     s/s GUSTAVO SARACHAGA RUIZ
(VICE-CHAIRMAN)                                ---------------------------------

Mr. Javier Arribas Moso                        JAVIER ARRIBAS MOSO
(MEMBER)                                       ---------------------------------

Mr. Jose Antonio Goicoechea Arana              s/s JOSE ANTONIO GOICOECHEA ARANA
(MEMBER)                                       ---------------------------------

Mr. Juan Phillips Davile                       JUAN PHILLIPS DAVILE
(MEMBER)                                       ---------------------------------


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             FORMULACION DE LAS CUENTAS ANUALES E INFORME DE GESTION

El Consejo de Adrninistracion de Equipos de Control E1ectrico, S.A., en fecha 9 de marzo de 1999, y en cumplimiento de lo dispuesto en los articulos 34 y 35 del Codigo de Comercio y del articulo 171 del Texto Refundido de la Ley de Sociedades Anonimas, a continuacion se forrnulan las cuentas anuales y el informe de gestion, del ejercicio romprendido entre el l de enero de 1998 y el 31 de diciembre de 1998.

FIRMANTES

D. Pedro Pablo Errazuriz Ossa         /s/ PEDRO PABLO ERRAZURIZ OSSA
(PRESIDENTE)                          ------------------------------------------

D. Gustavo Sarachaga Ruiz             s/s GUSTAVO SARACHAGA RUIZ
(VICEPRESIDENTE)                      ------------------------------------------

D. Javier Arribas Moso                JAVIER ARRIBAS MOSO
(VOCAL)                               ------------------------------------------

D. Mr. Jose Antonio Goicoechea Arana  s/s JOSE ANTONIO GOICOECHEA ARANA (MEMBER)
(VOCAL)                               ------------------------------------------

D. Juan Phillips Davile               JUAN PHILLIPS DAVILE
(VOCAL)                               ------------------------------------------